                                    DELAWARE             PAGE 1
                                 THE FIRST STATE

         I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE,
DO HEREBY CERTIFY THE ATTACHED ARE TRUE AND CORRECT COPIES OF ALL DOCUMENTS ON
FILE OF "ORMESA LLC" AS RECEIVED AND FILED IN THIS OFFICE.

         THE FOLLOWING DOCUMENTS HAVE BEEN CERTIFIED:

         CERTIFICATE OF FORMATION, FILED THE THIRTIETH DAY OF DECEMBER, A.D.
1998, AT 1 O'CLOCK P.M.

         CERTIFICATE OF AMENDMENT, CHANGING ITS NAME FROM "EAST MESA GEOTHERMAL
LLC" TO "ORMESA LLC", FILED THE FIRST DAY OF MAY, A.D. 2002, AT 9 O'CLOCK A.M.

         CERTIFICATE OF AMENDMENT, FILED THE THIRTY-FIRST DAY OF MAY, A.D. 2002,
AT 9 O'CLOCK A.M.

         CERTIFICATE OF MERGER, FILED THE SIXTEENTH DAY OF DECEMBER, A.D. 2002,
AT 2:15 O'CLOCK P.M.

         AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CERTIFICATES ARE THE
ONLY CERTIFICATES ON RECORD OF THE AFORESAID LIMITED LIABILITY COMPANY.

                                     NOTARY         /s/  Harriet Smith Windsor,
                                      SEAL          ----------------------------
                                                    Harriet Smith Windsor,
                                                    Secretary of State

2986688 8100H                                           AUTHENTICATION: 2851467

040007048                                                         DATE: 01-06-04

                                                           STATE OF DELAWARE
                                                          SECRETARY OF STATE
                                                       DIVISION OF CORPORATIONS
                                                       FILED 01:00 PM 12/30/1998
                                                          981509063 - 2986688

                            CERTIFICATE OF FORMATION
                                       OF
                            EAST MESA GEOTHERMAL LLC

         The undersigned, an authorized natural person, for the purpose of forming a limited liability company under the provisions and subject to the requirements of the laws of the State of Delaware (particularly Chapter 18,
Title 6 of the Delaware Code and the acts amendatory thereof and supplemental thereto, and known, identified and referred to as the "Delaware Limited
Liability Company Act"), hereby ratifies that:

         FIRST: The name of the limited liability company (hereinafter called the "limited liability company") is:

                            EAST MESA GEOTHERMAL LLC

        SECOND: The address of the registered office and the name and the address of the registered agent of the limited liability company required to be maintained by Section 18-104 of the Delaware Limited Liability Company Act are:

                          The Corporation Trust Company
                               1209 Orange Street
                  Wilmington, New Castle County, Delaware 19801

         Executed On December 30, 1998

                                                        /s/ Mike F. Egan
                                                        ------------------------
                                                        Name: Mike F. Egan

                           CERTIFICATE OF AMENDMENT TO
                          CERTIFICATE OF FORMATION OF
                            EAST MESA GEOTHERMAL LLC

         East Mesa Geothermal LLC, a limited liability company organized under the Delaware Limited Liability Company Act (the "Act"), for the purpose of amending its Certificate of Formation (the "Certificate of Formation") pursuant to Section 18-202 of the Act, hereby certifies that Paragraph FIRST of the
Certificate of Formation is amended to read in its entirety as follows:

         "FIRST: The name of the limited liability company (hereinafter called the "limited liability company") is:

                                        Ormesa LLC."

                                                           STATE OF DELAWARE
                                                          SECRETARY OF STATE
                                                       DIVISION OF CORPORATIONS
                                                       FILED 09:00 AM 05/01/2002
                                                          020308148 - 2986688

         IN WITNESS WHEREOF, this Certificate of Amendment has been duly executed by an authorized person as of the 25 day of April, 2002.

                                          EAST MESA GEOTHERMAL LLC

                                          By: ORMAT FUNDING CORP.,
                                              a Delaware corporation, the Sole
                                              Member of East Mesa Geothermal LLC

                                              By: /s/ Connie Stechman
                                                  ---------------------------
                                              Name:  Connie Stechman

                                              Title: Director, Chief Financial
                                                     Officer, and Assistant
                                                     Secretary

                            CERTIFICATE OF AMENDMENT

                         TO THE CERTIFICATE OF FORMATION

                                       OF

                                   ORMESA LLC

FIRST:          The name of the Limited Liability Company is Ormesa LLC.

SECOND:         The Certificate of Formation of the Limited Liability Company is
                hereby amended as follows:

                The name of the registered agent of the Limited Liability
                Company in the State of Delaware is HIQ Corporate Services,
                Inc. The address of the registered agent in the State of
                Delaware is 15 East North Street, in the city of Dover, county of Kent, Delaware, 19901.

         IN WITNESS WHEREOF, the undersigned has executed this Certificate of
Amendment of Ormesa LLC this 21st day of May, 2002.

                                                  ORMAT FUNDING CORP.
                                                  --------------------
                                                  its Sole Member

                                                  By: s\ Connie Stechman
                                                      ------------------------
                                                      Connie Stechman, Assistant
                                                      Secretary

     STATE OF DELAWARE
    SECRETARY OF STATE
 DIVISION OF CORPORATIONS
FILED 09:00 AM 05/31/2002
   020366634 - 2986688

     STATE OF DELAWARE
    SECRETARY OF STATE
 DIVISION OF CORPORATIONS
FILED 02:15 PM 12/16/2002
   020772043 - 2986688

                              CERTIFICATE OF MERGER
                                     MERGING
           GEM RESOURCES, LLC (A DELAWARE LIMITED LIABILITY COMPANY),
              ORMESA GEOTHERMAL (A CALIFORNIA GENERAL PARTNERSHIP),
          ORMESA GEOTHERMAL II (A CALIFORNIA GENERAL PARTNERSHIP), AND
                  ORRESOURCE (A CALIFORNIA GENERAL PARTNERSHIP)
                                      INTO
                ORMESA LLC (A DELAWARE LIMITED LIABILITY COMPANY)

         The undersigned, being an authorized person, does hereby certify for and on behalf of Ormesa LLC, a Delaware limited liability company, that:

         FIRST: The name and jurisdiction of formation of each of the constituent entities in the merger are as follows:

         NAME                                  JURISDICTION OF FORMATION
         ----                                  -------------------------
         GEM Resources, LLC                           Delaware
         Ormesa Geothermal                            California
         Ormesa Geothermal II                         California
         OrResource                                   California
         Ormesa LLC                                   Delaware

         SECOND: An Agreement and Plan of Merger between the parties to the merger has been approved, adopted, certified, executed and/or acknowledged by each of the constituent entities in accordance with the requirements of Section
16911 of the Uniform Partnership Act of 1994, Cal. Corp. Code Sections 16100 et
seq., and Section 18-209 of the Delaware Limited Liability Company Act, 6 Del.
C. Sections 18-101 et seq.

         THIRD: The name of the surviving limited liability company is Ormesa
LLC.

         FOURTH: The merger shall be effective upon the filing of this
Certificate of Merger in the Office of the Secretary of State of the State of
Delaware.

         FIFTH: The executed Agreement and Plan of Merger is on file at the principal place of business of the surviving limited liability company. The address of the principal place of

business of the surviving limited liability company is: Ormesa LLC, 980 Greg
Street, Sparks, Nevada, 89431

         SIXTH: A copy of the Agreement and Plan of Merger will be furnished by the surviving limited liability company, on request and without cost, to any member of the constituent limited liability companies and any partner of the constituent general partnerships.

         IN WITNESS WHEREOF, the undersigned has duly executed this Certificate of Merger on behalf of Ormesa LLC as of December 16, 2002.

                                                     /s/  Connie Stechman
                                                     ---------------------------
                                                     An Authorized Person

                      Type or Print Name: Connie Stechman

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